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                                                                   EXHIBIT 10.69


                           SECOND AMENDMENT AGREEMENT

            THIS SECOND AMENDMENT AGREEMENT, dated as of June 10, 1998 (this "Agreement"), by and between SHAMAN PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), and the undersigned holders of the Company's Senior Subordinated Convertible Notes (each, a "Holder" and collectively, the "Holders").

                              W I T N E S S E T H:

            WHEREAS, the Company and each Holder are parties to (i) a Note Purchase Agreement, dated as of June 30, 1997 (each, a "Note Purchase Agreement"), pursuant to which the Company issued to the respective Holder a Senior Subordinated Convertible Note (each, a "Note" and collectively, the "Notes"), and (ii) the Amendment Agreement, dated as of March 18, 1998 (the "Amendment Agreement"), pursuant to which each Holder's Note was amended; and

            WHEREAS, the Company and each Holder wish to further amend such Holder's Note upon the terms and subject to the conditions of this Agreement;

            NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1.    AMENDMENTS OF NOTES. On the Effective Date:

            (a) the definition of the term "Nasdaq" in Section 7.1(b) of each Note shall be amended by deleting the existing definition in its entirety and substituting in lieu thereof the following:

            "Nasdaq" means the Nasdaq National Market or, for any date on or before March 31, 1999 only, the Nasdaq SmallCap Market.

            (b) The following additional definitions shall be added to Section 7.1(b) of each Note:

            "Business Plan" shall mean the Company's business plan, dated May 26, 1998, in the form delivered on June 3, 1998 by the Company to Ernst & Young LLP, the Company's independent public accountants.

            "Cash Amount" on any date means the sum of (i) the Cash and Cash Equivalent Balances of the Company and (ii) the amount of short-term investments of the Company set forth, or which would be set forth, on the Company's balance sheet as of such date determined in accordance with Generally Accepted Accounting Principles and consistent with the meaning of the term "short-term investments" as used in the financial statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as amended by Amendments No. 1 and No. 2 thereto on Form 10-K/A.


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            (c)   Article III of each Note shall be amended by adding the
following new Section 3.9 at the end thereof:

                  3.9 DECREASES IN CASH AND SHORT-TERM INVESTMENTS. As of June 30, 1998 and as of the last day of each fiscal quarter thereafter through March 31, 1999, the Cash Amount as of each such date set forth in the Company's Quarterly Reports on Form 10-Q, Annual Report on Form 10-K or in any other publicly disclosed document shall not be less than 90% of the estimated Cash Amount for such date set forth in the Business Plan. On the date the Cash Amount as of each such end-of-quarter date is first publicly disclosed by the Company, the Company shall provide the Holder with a copy of the portion of the Business Plan containing the estimated Cash Amount for such date. If the Company is then in breach of this Section 3.9, (1) the Company shall simultaneously notify the Holder in writing of such breach and (2) such breach shall constitute an Event of Default pursuant to Section 4.3(b).

            2.    REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. OF THE COMPANY.

            The Company represents and warrants to each Holder that the following matters are true and correct on the date of execution and delivery of this Agreement and will be true and correct on the Effective Date, and the Company covenants and agrees with each Holder as follows:

            (a) ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as described in the SEC Reports and as currently conducted, and (ii) to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents, and to consummate the transactions contemplated hereby and thereby.

            (b) CORPORATE AUTHORIZATION. This Agreement and the other Transaction Documents have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by each Holder, this Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

            (c) NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the certificate of incorporation or by-laws of the Company, (ii) conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the


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properties or assets of the Company pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets are bound or affected which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company to make use thereof.

            (d) APPROVALS. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company in connection with the execution, delivery and performance of this Agreement.

            3. REPRESENTATIONS AND WARRANTIES OF THE HOLDERS. Each Holder severally and not jointly represents and severally and not jointly warrants to the Company that such Holder has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; and this Agreement has been duly and validly authorized, duly executed and delivered by such Holder and, assuming due execution and delivery by the Company, is a valid and binding agreement of such Holder enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

            4. EFFECT OF AMENDMENT. From and after the Effective Date, (a) the rights and obligations of the Company and each Holder with respect to such Holder's Note set forth in such Holder's Note Purchase Agreement and Note and in the Amendment Agreement, the Security Agreement, the Transfer Agent Agreement, the Warrants and all other agreements, documents and instruments contemplated hereby and thereby (collectively, the "Transaction Documents") shall apply with full force and effect to such Holder's Note as amended hereby and (b) the Transaction Documents shall be deemed amended hereby such that all applicable references therein to such Holder's Note shall refer to such Holder's Note as amended hereby.

            5. EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall become effective on the date and time when the following shall have occurred (the "Effective Date"):

            (a) counterparts of this Agreement shall have been executed and delivered by the Company and each Holder;


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            (b)   the conditions to the Company's obligations set forth in
Section 6 shall have been satisfied or waived by the Company; and

            (c)   the conditions to the obligations of the Holders set forth in
Section 7 shall have been satisfied or waived by the Holders.

            6. CONDITIONS TO THE COMPANY'S OBLIGATION. The Company's obligations under this Agreement are conditioned upon satisfaction of the following conditions precedent on or before the Effective Date (any one or more of which may be waived by the Company in its sole discretion):

            (a) On the Effective Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement; and

            (b) The representations and warranties of each Holder contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Effective Date as if given on and as of the Effective Date (except for representations given as of a specific date which representations shall be true and correct as of such date).

            7. CONDITIONS TO THE HOLDER'S OBLIGATION. The several obligations of the Holders under this Agreement are conditioned upon satisfaction of the following conditions precedent for all Holders on or before the Effective Date (any one or more of which may be waived by such Holder in its sole discretion):

            (a) On the Effective Date, no legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

            (b) The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Effective Date as if given on and as of the Effective Date (except for representations given as of a specific date which representations shall be true and correct as of such date), and on or before the Effective Date the Company shall have performed all covenants and agreements of the Company contained herein required to be performed by the Company on or before the Effective Date; and

            (c) No event which, (1) would constitute an Event of Default under any Note or, with the giving of notice or the passage of time or both, would constitute an Event of Default under any Note shall have occurred and be continuing or (2) would constitute a Repurchase Event under any Note or, with the giving of notice or the lapse of time, or both, would constitute a Repurchase Event under any Note shall have occurred and be continuing.


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            8.    CONFIRMATION OF AGREEMENTS. Except as amended by this
Agreement, the Notes and the other Transaction Documents shall remain in full force and effect in accordance with their respective terms.

            9. MISCELLANEOUS. (a) Capitalized terms used in this Agreement and defined herein shall have the respective meanings provided herein. Capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the respective meanings provided in the Notes and, if not defined in the Notes, the Amendment Agreement and the Note Purchase Agreements.

            (b) This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.

            (c) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement may be executed and delivered by a party by a telephone line facsimile transmission bearing a signature on behalf of such party transmitted by such party to the other party.

            (d) Section and paragraph headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

            (e) Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

            (f) No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement thereof and any such waiver shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of any party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof by such party. No single or partial exercise of any right under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right.


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            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                       SHAMAN PHARMACEUTICALS, INC.



                                       By  /s/ Lisa A. Conte
                                           -------------------------------------
                                           Name:  Lisa A. Conte
                                           Title:  President and CEO


                                       DELTA OPPORTUNITY FUND, LTD.



                                       By  /s/ Keith R. Bish
                                           -------------------------------------
                                           Name:  Keith R. Bish
                                           Title:  Director


                                       DIAZ & ALTSCHUL GROUP, LLC



                                       By  /s/ Arthur Altschul
                                           -------------------------------------
                                           Name:  Arthur Altschul
                                           Title:


                                       NELSON PARTNERS



                                       By  /s/ Anne Dupuy
                                           -------------------------------------
                                           Name:  Anne Dupuy
                                           Title:  Director

                                       OLYMPUS SECURITIES, LTD.



                                       By  /s/ Anne Dupuy
                                           -------------------------------------
                                           Name:  Anne Dupuy
                                           Title:  Director


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                                       OMICRON PARTNERS, LP



                                       By  /s/ Anthony L.M. Inder Reiden
                                           -------------------------------------
                                           Name:  Anthony L.M. Inder Reiden
                                           Title:  Director of General Partner


                                       OTATO LIMITED PARTNERSHIP



                                       By  /s/ Richard M. Cayne
                                           -------------------------------------
                                           Name:  Richard M. Cayne
                                           Title:  General Counsel of OTA Grand
                                           Cayman GP


                                       OVERBROOK FUND I, LLC



                                       By  /s/ Arthur Altschul
                                           -------------------------------------
                                           Name:  Arthur Altschul
                                           Title:


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